

                                      Chase Manhattan Bank USA, N.A.
                                  Monthly Certificateholder's Statement

                                      Chase Credit Card Master Trust
                                              Series 1996-4
                                                                                                 Distribution Date 9/15/98

Section 5.2 - Supplement                                    Class A           Class B     Collateral                  Total
-----------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                            0.00            0.00            0.00                  0.00

(ii)    Monthly Interest Distributed                     6,507,988.28      563,005.07      757,100.32          7,828,093.67
        Deficiency Amounts                                       0.00            0.00                                  0.00
        Additional Interest                                      0.00            0.00                                  0.00
        Accrued and Unpaid Interest                                                              0.00                  0.00

(iii)   Collections of Principal Receivables           159,972,530.11   13,330,968.00   17,139,990.12        190,443,488.23

(iv)    Collections of Finance Charge Receivables       21,592,613.70    1,799,374.19    2,313,504.61         25,705,492.50

(v)     Aggregate Amount of Principal Receivables                                                         15,987,018,683.19

                                Investor Interest    1,400,000,000.00  116,666,000.00  150,000,666.67      1,666,666,666.67
                                Adjusted Interest    1,400,000,000.00  116,666,000.00  150,000,666.67      1,666,666,666.67

                                       Series
        Floating Investor Percentage          10.43%        84.00%       7.00%       9.00%                           100.00%
        Fixed Investor Percentage             10.43%        84.00%       7.00%       9.00%                           100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                95.33%
               30 to 59 days                                                                                           1.54%
               60 to 89 days                                                                                           1.05%
               90 or more days                                                                                         2.08%
                                         Total Receivables                                                           100.00%

(vii)   Investor Default Amount                          9,100,278.43      758,352.20      975,034.17         10,833,664.79

(viii)  Investor Charge-Offs                                     0.00            0.00            0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions               0.00            0.00            0.00

(x)     Servicing Fee                                    1,166,666.67       97,221.67      125,000.56          1,388,888.89

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                10.71%

(xii)   Reallocated Monthly Principal                                            0.00            0.00                  0.00

(xiii)  Closing Investor Interest (Class A Adjusted) 1,400,000,000.00  116,666,000.00  150,000,666.67      1,666,666,666.67

(xiv)   LIBOR                                                                                                    5.64063%

(xv)    Principal Funding Account Balance                                                                              0.00

(xvi)   Accumulation Shortfall                                                                                         0.00

(xvii)  Principal Funding Investment Proceeds                                                                          0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                              ===============

(xix)   Available Funds                                 20,425,947.04    1,702,152.53    2,188,504.05         24,316,603.61

(xx)    Certificate Rate                                      5.77063%        5.99063%        6.26563%

------------------------------------------------------------------------------------------------------------------------------

                                    Chase Manhattan Bank USA, N.A.
                                 Monthly Certificateholder's Statement

                                    Chase Credit Card Master Trust
                                             Series 1997-1
                                                                                      Distribution Date: 9/15/98

Section 5.2 - Supplement                                      Class A       Class B        Collateral            Total
-------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                             0.00           0.00            0.00                 0.00

(ii)    Monthly Interest Distributed                      5,308,791.96     457,837.55      624,384.16         6,391,013.67
        Deficiency Amounts                                        0.00           0.00                                 0.00
        Additional Interest                                       0.00           0.00                                 0.00
        Accrued and Unpaid Interest                                                              0.00                 0.00

(iii)   Collections of Principal Receivables            131,406,006.88  10,950,462.48   14,079,253.11       156,435,722.47

(iv)    Collections of Finance Charge Receivables        17,736,789.83   1,478,060.68    1,900,375.48        21,115,225.98

(v)     Aggregate Amount of Principal Receivables                                                        15,987,018,683.19

                        Investor Interest             1,150,000,000.00  95,833,000.00   123,214,619.00    1,369,047,619.00
                        Adjusted Interest             1,150,000,000.00  95,833,000.00   123,214,619.00    1,369,047,619.00

                                      Series
        Floating Investor Percentage           8.56%        84.00%        7.00%         9.00%                       100.00%
        Fixed Investor Percentage              8.56%        84.00%        7.00%         9.00%                       100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                               95.33%
               30 to 59 days                                                                                          1.54%
               60 to 89 days                                                                                          1.05%
               90 or more days                                                                                        2.08%
                                         Total Receivables                                                          100.00%

(vii)   Investor Default Amount                           7,475,228.71      622,933.56      800,919.53        8,899,081.80

(viii)  Investor Charge-Offs                                      0.00            0.00            0.00                0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                0.00            0.00            0.00

(x)     Servicing Fee                                       958,333.33       79,860.83      102,678.85        1,140,873.02

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                               10.71%

(xii)   Reallocated Monthly Principal                                             0.00            0.00                0.00

(xiii)  Closing Investor Interest (Class A Adjusted)   1,150,000,000.00  95,833,000.00  123,214,619.00    1,369,047,619.00

(xiv)   LIBOR                                                                                                      5.64063%

(xv)    Principal Funding Account Balance                                                                             0.00

(xvi)   Accumulation Shortfall                                                                                        0.00

(xvii)  Principal Funding Investment Proceeds                                                                         0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                            ==================

(xix)   Available Funds                                   16,778,456.49   1,398,199.84    1,797,696.63       19,974,352.97

(xx)    Certificate Rate                                   5.73063%          5.93063%      6.29063%

----------------------------------------------------------------------------------------------------------------------------------

                                     Chase Manhattan Bank USA, N.A.
                                  Monthly Certificateholder's Statement

                                     Chase Credit Card Master Trust
                                              Series 1997-2
                                                                                       Distribution Date 9/15/98:

Section 5.2 - Supplement                                      Class A       Class B      Collateral            Total
---------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                             0.00           0.00           0.00                 0.00

(ii)    Monthly Interest Distributed                      7,875,000.00     458,095.13     581,984.25         8,915,079.38
        Deficiency Amounts                                        0.00           0.00                                0.00
        Additional Interest                                       0.00           0.00                                0.00
        Accrued and Unpaid Interest                                                             0.00                 0.00

(iii)   Collections of Principal Receivables            171,399,139.41   9,738,556.30  13,634,053.67       194,771,749.38

(iv)    Collections of Finance Charge Receivables        23,134,943.25   1,314,481.21   1,840,283.79        26,289,708.25

(v)     Aggregate Amount of Principal Receivables                                                       15,987,018,683.19

                                       Investor       1,500,000,000.00  85,227,000.00 119,318,455.00     1,704,545,455.00
                                       Adjusted       1,500,000,000.00  85,227,000.00 119,318,455.00     1,704,545,455.00

                                         Series
        Floating Investor Percentage     10.66%       88.00%               5.00%          7.00%                    100.00%
        Fixed Investor Percentage        10.66%       88.00%               5.00%          7.00%                    100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.33%
               30 to 59 days                                                                                         1.54%
               60 to 89 days                                                                                         1.05%
               90 or more days                                                                                       2.08%
                                       Total Receivables                                                           100.00%

(vii)   Investor Default Amount                           9,750,298.32     553,992.45     775,593.69        11,079,884.45

(viii)  Investor Charge-Offs                                      0.00           0.00           0.00                 0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                0.00           0.00           0.00

(x)     Servicing Fee                                     1,250,000.00      71,022.50      99,432.05         1,420,454.55

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                              10.71%

(xii)   Reallocated Monthly Principal                                            0.00           0.00                 0.00

(xiii)  Closing Investor Interest (Class A Adjusted)  1,500,000,000.00  85,227,000.00 119,318,455.00     1,704,545,455.00

(xiv)   LIBOR                                                                                                     5.64063%

(xv)    Principal Funding Account Balance                                                                            0.00

(xvi)   Accumulation Shortfall                                                                                       0.00

(xvii)  Principal Funding Investment Proceeds                                                                        0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                            ===============

(xix)   Available Funds                                  21,884,943.25   1,243,458.71   1,740,851.74        24,869,253.70

(xx)    Certificate Rate                            6.30000%      6.45000%       6.14063%

----------------------------------------------------------------------------------------------------------------------------------

                                  Chase Manhattan Bank USA, N.A.
                              Monthly Certificateholder's Statement

                                  Chase Credit Card Master Trust
                                          Series 1997-3
                                                                                                  Distribution Date 9/15/98
Section 5.2 - Supplement                              Class A            Class B     Collateral           Total
----------------------------------------------------------------------------------------------------------------------
(i)  Monthly Principal Distributed                            0.00             0.00            0.00                 0.00

(ii) Monthly Interest Distributed                     4,235,625.00       100,535.58      137,894.78         4,474,055.36
     Deficiency Amounts                                       0.00             0.00                                 0.00
     Additional Interest                                      0.00             0.00                                 0.00
     Accrued and Unpaid Interest                                                               0.00                 0.00

(iii)Collections of Principal Receivables            28,566,523.23     2,380,505.51    3,060,737.05        34,007,765.80

(iv) Collections of Finance Charge Receivables        3,855,823.88       321,313.52      413,129.13         4,590,266.52

(v)  Aggregate Amount of Principal Receivables                                                         15,987,018,683.19

                                   Investor         250,000,000.00    20,833,000.00   26,786,048.00       297,619,048.00
                                   Adjusted         250,000,000.00    20,833,000.00   26,786,048.00       297,619,048.00

                                   Series
     Floating Investor Percentage         1.86%       84.00%        7.00%       9.00%                             100.00%
     Fixed Investor Percentage            1.86%       84.00%        7.00%       9.00%                             100.00%

(vi) Receivables Delinquent (As % of Total Receivables)
           Current                                                                                                 95.33%
           30 to 59 days                                                                                            1.54%
           60 to 89 days                                                                                            1.05%
           90 or more days                                                                                          2.08%
                                   Total Receivables                                                              100.00%

(vii)   Investor Default Amount                        1,625,049.72      135,418.64      174,114.64         1,934,583.00

(viii)  Investor Charge-Offs                                   0.00            0.00            0.00                 0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions             0.00            0.00            0.00

(x)     Servicing Fee                                    208,333.33       17,360.83       22,321.71           248,015.87

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                             10.76%

(xii)   Reallocated Monthly Principal                                          0.00            0.00                 0.00

(xiii)  Closing Investor Interest (Class A Adjusted) 250,000,000.00   20,833,000.00   26,786,048.00       297,619,048.00

(xiv)   LIBOR                                                                                                    5.64063%

(xv)    Principal Funding Account Balance                                                                           0.00

(xvi)   Accumulation Shortfall                                                                                      0.00

(xvii)  Principal Funding Investment Proceeds                                                                       0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                       ====================

(xix)   Available Funds                                6,483,681.86      303,952.68      390,807.43         7,178,441.97

(xx)    Certificate Rate                                6.77700%          5.99063%         6.39063%

---------------------------------------------------------------------------------------------------------------------------

                                  Chase Manhattan Bank USA, N.A.
                               Monthly Certificateholder's Statement

                                  Chase Credit Card Master Trust
                                           Series 1997-4
                                                                                   Distribution Date: 9/15/98

Section 5.2 - Supplement                                  Class A             Class B     Collateral         Total
---------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                           0.00             0.00           0.00                   0.00

(ii)    Monthly Interest Distributed                    2,803,637.83       241,692.04     316,702.27           3,362,032.15
        Deficiency Amounts                                      0.00             0.00                                  0.00
        Additional Interest                                     0.00             0.00                                  0.00
        Accrued and Unpaid Interest                                                             0.00                   0.00

(iii)   Collections of Principal Receivables           68,559,655.76     5,713,304.65   7,345,677.48          81,618,637.90

(iv)    Collections of Finance Charge Receivables       9,253,977.30       771,164.78     991,497.58          11,016,639.65

(v)     Aggregate Amount of Principal Receivables                                                         15,987,018,683.19

                                    Investor Interest 600,000,000.00    50,000,000.00  64,285,715.00         714,285,715.00
                                    Adjusted Interest 600,000,000.00    50,000,000.00  64,285,715.00         714,285,715.00

                                    Series
        Floating Investor Percentage       4.4679107%       84.00%       7.00%       9.00%                           100.00%
        Fixed Investor Percentage          4.47%            84.00%       7.00%       9.00%                           100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                95.33%
               30 to 59 days                                                                                           1.54%
               60 to 89 days                                                                                           1.05%
               90 or more days                                                                                         2.08%
                                     Total Receivables                                                               100.00%

(vii)   Investor Default Amount                         3,900,119.33       325,009.94     417,869.93           4,642,999.20

(viii)  Investor Charge-Offs                                    0.00             0.00           0.00                   0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions              0.00             0.00           0.00

(x)     Servicing Fee                                     500,000.00        41,666.67      53,571.43             595,238.10

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                10.71%

(xii)   Reallocated Monthly Principal                                            0.00           0.00                   0.00

(xiii)  Closing Investor Interest (Class A Adjusted)  600,000,000.00    50,000,000.00  64,285,715.00         714,285,715.00

(xiv)   LIBOR                                                                                                       5.64063%

(xv)    Principal Funding Account Balance                                                                              0.00

(xvi)   Accumulation Shortfall                                                                                         0.00

(xvii)  Principal Funding Investment Proceeds                                                                          0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                            ==================

(xix)   Available Funds                                 8,753,977.30       729,498.11      937,926.15         10,421,401.56

(xx)    Certificate Rate                                     5.80063%         6.00063%        6.24063%

---------------------------------------------------------------------------------------------------------------------------------

                                   Chase Manhattan Bank USA, N.A.
                                Monthly Certificateholder's Statement

                                   Chase Credit Card Master Trust
                                            Series 1997-5
                                                                                    Distribution Date: 9/15/98

Section 5.2 - Supplement                                   Class A               Class B        Collateral                   Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                          0.00                  0.00           0.00                      0.00

(ii)    Monthly Interest Distributed                   2,580,833.33            151,230.58     201,546.85              2,933,610.76
        Deficiency Amounts                                     0.00                  0.00                                     0.00
        Additional Interest                                    0.00                  0.00          0.00                       0.00
        Accrued and Unpaid Interest                                                                                           0.00

(iii)   Collections of Principal Receivables          57,133,046.47          3,246,185.43   4,544,684.63             64,923,916.54

(iv)    Collections of Finance Charge Receivables      7,711,647.75            438,160.40     613,427.94              8,763,236.09

(v)     Aggregate Amount of Principal Receivables                                                                15,987,018,683.19

                               Investor Interest     500,000,000.00         28,409,000.00  39,772,819.00            568,181,819.00
                               Adjusted Interest     500,000,000.00         28,409,000.00  39,772,819.00            568,181,819.00

                                        Series
        Floating Investor Percentage              3.55%        88.00%       5.00%       7.00%                               100.00%
        Fixed Investor Percentage                 3.55%        88.00%       5.00%       7.00%                               100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.33%
               30 to 59 days                                                                                                  1.54%
               60 to 89 days                                                                                                  1.05%
               90 or more days                                                                                                2.08%
                                       Total Receivables                                                                    100.00%

(vii)   Investor Default Amount                         3,250,099.44           184,664.15     258,531.23              3,693,294.82

(viii)  Investor Charge-Offs                                    0.00                 0.00           0.00                      0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions              0.00                 0.00           0.00

(x)     Servicing Fee                                     416,666.67            23,674.17      33,144.02                473,484.85

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       10.71%

(xii)   Reallocated Monthly Principal                                                0.00           0.00                      0.00

(xiii)  Closing Investor Interest (Class A Adjusted)  500,000,000.00        28,409,000.00  39,772,819.00            568,181,819.00

(xiv)   LIBOR                                                                                                               5.64063%

(xv)    Principal Funding Account Balance                                                                                     0.00

(xvi)   Accumulation Shortfall                                                                                                0.00

(xvii)  Principal Funding Investment Proceeds                                                                                 0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                                   ================

(xix)   Available Funds                                 7,294,981.08           414,486.24       580,283.92            8,289,751.24

(xx)    Certificate Rate                              6.19400%    6.38800%    6.29063%

-----------------------------------------------------------------------------------------------------------------------------

                                                  Chase Manhattan Bank USA, N.A.
                                              Monthly Certificateholder's Statement

                                                  Chase Credit Card Master Trust
                                                          Series 1998-2
                                                                                                        Distribution Date: 9/15/98

Section 5.2 - Supplement                                     Class A           Class B        Collateral              Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                 0.00              0.00           0.00                    0.00

(ii)   Monthly Interest Distributed                                  0.00        316,345.48     422,272.98              738,618.46
       Deficiency Amounts                                            0.00              0.00                                   0.00
       Additional Interest                                           0.00              0.00                                   0.00
       Accrued and Unpaid Interest                                                                    0.00                    0.00

(iii)  Collections of Principal Receivables                 91,412,874.35      7,617,663.35   9,794,312.79          108,824,850.49

(iv)   Collections of Finance Charge Receivables            12,338,636.40      1,028,209.42   1,322,007.05           14,688,852.87

(v)    Aggregate Amount of Principal Receivables                                                                 15,987,018,683.19

                                      Investor Interest    800,000,000.00     66,666,000.00  85,714,953.00          952,380,953.00
                                      Adjusted Interest    800,000,000.00     66,666,000.00  85,714,953.00          952,380,953.00

                                                Series
       Floating Investor Percentage                5.96%           84.00%             7.00%          9.00%                 100.00%
       Fixed Investor Percentage                   5.96%           84.00%             7.00%          9.00%                 100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                      95.33%
               30 to 59 days                                                                                                 1.54%
               60 to 89 days                                                                                                 1.05%
               90 or more days                                                                                               2.08%
                                              Total Receivables                                                            100.00%

(vii)  Investor Default Amount                               5,200,159.10        433,342.26     557,164.24            6,190,665.60

(viii) Investor Charge-Offs                                          0.00              0.00           0.00                    0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                    0.00              0.00           0.00

(x)    Servicing Fee                                           666,666.67         55,555.00      71,429.13              793,650.79

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                       10.71%

(xii)  Reallocated Monthly Principal                                                   0.00           0.00                    0.00

(xiii) Closing Investor Interest (Class A Adjusted)        800,000,000.00     66,666,000.00  85,714,953.00          952,380,953.00

(xiv)  LIBOR                                                                                                              5.64063%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvi)  Accumulation Shortfall                                                                                                 0.00

(xvii) Principal Funding Investment Proceeds                                                                                  0.00

(xviii)Principal Investment Funding Shortfall
                                                                                                                ===================

(xix)  Available Funds                                      11,671,969.73        972,654.42   1,250,577.92           13,895,202.07

(xx)   Certificate Rate                                          5.79172%          5.89063%       6.11563%

-----------------------------------------------------------------------------------------------------------------------------------

                                    Chase Manhattan Bank USA, N.A.
                                Monthly Certificateholder's Statement

                                    Chase Credit Card Master Trust
                                            Series 1998-3
                                                                                           Distribution Date:  9/15/98

Section 5.2 - Supplement                                     Class A       Class B      Collateral                 Total
--------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                          0.00            0.00            0.00                  0.00

(ii)    Monthly Interest Distributed                   3,000,000.00      174,711.25      239,182.71          3,413,893.96
        Deficiency Amounts                                     0.00            0.00                                  0.00
        Additional Interest                                    0.00            0.00            0.00                  0.00
        Accrued and Unpaid Interest                                                                                  0.00

(iii)   Collections of Principal Receivables          68,559,655.76    3,895,331.11    5,453,712.88         77,908,699.75

(iv)    Collections of Finance Charge Receivables      9,253,977.30      525,780.14      736,125.85         10,515,883.30

(v)     Aggregate Amount of Principal Receivables                                                       15,987,018,683.19

                               Investor Interest     600,000,000.00   34,090,000.00   47,728,182.00        681,818,182.00
                               Adjusted Interest     600,000,000.00   34,090,000.00   47,728,182.00        681,818,182.00

                                        Series
        Floating Investor Percentage      4.26%        88.00%        5.00%       7.00%                             100.00%
        Fixed Investor Percentage         4.26%        88.00%        5.00%       7.00%                             100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
              Current                                                                                               95.33%
              30 to 59 days                                                                                          1.54%
              60 to 89 days                                                                                          1.05%
              90 or more days                                                                                        2.08%
                                       Total Receivables                                                           100.00%

(vii)   Investor Default Amount                        3,900,119.33      221,591.78      310,242.68          4,431,953.78

(viii)  Investor Charge-Offs                                   0.00            0.00            0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions             0.00            0.00            0.00

(x)     Servicing Fee                                    500,000.00       28,408.33       39,773.49            568,181.82

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                              10.71%

(xii)   Reallocated Monthly Principal                                          0.00            0.00                  0.00

(xiii)  Closing Investor Interest (Class A Adjusted) 600,000,000.00   34,090,000.00   47,728,182.00        681,818,182.00

(xiv)   LIBOR                                                                                                    5.64063%

(xv)    Principal Funding Account Balance                                                                            0.00

(xvi)   Accumulation Shortfall                                                                                       0.00

(xvii)  Principal Funding Investment Proceeds                                                                        0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                         ===================

(xix)   Available Funds                                8,753,977.30      497,371.81      696,352.37          9,947,701.48

(xx)    Certificate Rate                                    6.00000%     6.15000%    6.29063%

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
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                                   Chase Manhattan Bank USA, N.A.
                               Monthly Certificateholder's Statement

                                   Chase Credit Card Master Trust
                                           Series 1998-4
                                                                                             Distribution Date: 9/15/98

Section 5.2 - Supplement                                     Class A         Class B     Collateral               Total
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
(i)      Monthly Principal Distributed                           0.00            0.00            0.00                0.00

(ii)     Monthly Interest Paid to Swap Counterparty      4,354,239.57
         Monthly Interest Distributed                                      377,011.65      522,876.19
         Total Monthly Interest                                                                                5,254,127.40

         Annual Interest Distributed  DEM                        0.00

         Deficiency Amounts                                      0.00            0.00                                  0.00
         Additional Interest                                     0.00            0.00                                  0.00
         Accrued and Unpaid Interest                                                             0.00                  0.00

(iii)    Collections of Principal Receivables           71,071,761.25    5,922,580.44    7,614,897.98         84,609,239.67

(iv)     Collections of Finance Charge Receivables       9,719,934.06      809,985.43    1,041,430.59         11,571,350.08

(v)      Aggregate Amount of Principal Receivables                                                        15,987,018,683.19

                               Investor Interest       552,486,188.00   46,040,000.00   59,195,465.00        657,721,653.00
                               Adjusted Interest       552,486,188.00   46,040,000.00   59,195,465.00        657,721,653.00

                              Class A DEM       1,000,000,000

                                    Series
        Floating Investor Percentage     4.11%       84.00%        7.00%       9.00%                              100.00%
        Fixed Investor Percentage        4.11%       84.00%        7.00%       9.00%                              100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
               Current                                                                                             95.33%
               30 to 59 days                                                                                        1.54%
               60 to 89 days                                                                                        1.05%
               90 or more days                                                                                      2.08%
                                      Total Receivables                                                            100.00%

(vii)    Investor Default Amount                         3,821,026.55      318,415.31      409,399.27        4,548,841.13

(viii)   Investor Charge-Offs                                    0.00            0.00            0.00                0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions              0.00            0.00            0.00

(x)      Servicing Fee                                     537,139.35       44,761.11       57,551.15           639,451.61

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                              11.65%

(xii)    Reallocated Monthly Principal                                           0.00            0.00                 0.00

(xiii)   Closing Investor Interest (Class A Adjusted)  552,486,188.00   46,040,000.00   59,195,465.00       657,721,653.00

(xiv)    LIBOR                                                                                                     5.65625%

(xv)     Principal Funding Account Balance                                                                            0.00

(xvi)    Accumulation Shortfall                                                                                       0.00

(xvii)   Principal Funding Investment Proceeds                                                                        0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                                ===============

(xix)    Available Funds                                 9,182,794.71      765,224.32      983,879.44        10,931,898.48

(xx)     Certificate Rate                                                     6.01625%        6.55625%
               Class A Swap Floating Rate                 5.79025%

               Class A DEM                                5.00000%

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